Exhibit 10.6
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND IN ACCORDANCE WITH STATE SECURITIES LAWS.

WARRANT NO.1	DATE: JUNE 4, 2010
AIR LEASE CORPORATION
WARRANT TO PURCHASE
214,500 SHARES OF
COMMON STOCK
     This certifies that, for good and valuable consideration, Société Générale and its assigns, is entitled to acquire from Air Lease Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time and from time to time during the Exercise Period, 214,500 shares of fully paid and non-assessable shares of the Company’s Common Stock, in such classes as the Warrantholder shall elect in the Subscription Form, subject to adjustment from time to time as set forth herein, at the Exercise Price.
ARTICLE I
DEFINITIONS
     As used in this Warrant, the following capitalized terms shall have the following respective meanings:
     Aggregate Offering Price: The meaning set forth in Section 3.03(b).
     Appraiser: A nationally recognized or major regional investment banking firm or nationally recognized firm of independent certified public accountants.
     BHA: The Bank Holding Company Act of 1956, as amended.
     Beneficially Own: The meaning contemplated by Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.
     Business Day: A day other than a Saturday, Sunday or other day on which state chartered banks in the State of California are authorized by law to remain closed.
     Cashless Exercise: The exercise of this Warrant in whole or in part by surrendering this Warrant in exchange for (i) the number of Warrant Shares equal to the product of (A) the number of shares as to which this Warrant is being exercised multiplied by (B) a fraction, the numerator of which is the positive difference, if any, of the Per Share Market Value minus the Exercise Price then in effect, and the denominator of which is the Per Share Market Value, and (ii) a new Warrant evidencing the right to acquire the number of Warrant Shares for which this Warrant has not yet been exercised.
     Common Stock: Together, Class A Common Stock of the Company, par value $0.01 per share (“Class A Common Stock”) and Class B Common Stock of the Company, par value $0.01 per share (“Class B Common Stock”).
     Company: The meaning set forth in the Preamble.
     Effective Date: The date hereof.
     Exercise Period: From the Effective Date through 11:59 p.m., Los Angeles time, on the Expiration Date.
     Exercise Price: $20.00 per Warrant Share, subject to adjustment from time to time as set forth herein.
     Expiration Date: The seventh (7th) anniversary of the Effective Date (unless such day is not a Business Day, in which event the next following Business Day).
     Nasdaq: The Nasdaq Global Market.
     NYSE: The New York Stock Exchange.
     Offering: The offering for sale by the Company of shares of Common Stock pursuant to one or more exemptions from registration under the Securities Act through FBR Capital Markets & Co., a Delaware corporation, as initial purchaser and placement agent, pursuant to which the original holder of this Warrant purchased shares of Common Stock at the price per share established in such offering and in connection with which this Warrant was issued.
     Per Share Market Value: As of any particular date of determination, (i) if the Class A Common Stock is then listed on the NYSE or on Nasdaq, the average of the closing sales prices (or, if no trade occurs on a relevant day, the average of the closing bid and asked prices on such day) per share of Class A Common Stock (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on the NYSE or Nasdaq on the ten consecutive Business Days immediately preceding such date of determination, (ii) if the Class A Common Stock is not then listed on the NYSE or on Nasdaq, the average of the closing bid and asked prices per share of Class A Common Stock in the United States domestic over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), on the ten consecutive Business Days immediately preceding such date of determination, or (iii) if the Class A Common Stock is not then publicly traded, the fair market value of a share of Class A Common Stock as of such date of determination as determined in good faith by the Board of Directors of the Company.
     Person: An individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or government or any department or agency thereof.
     Reorganization: The meaning set forth in Section 3.01.

     Rights and Rights Distribution Date: The respective meanings set forth in Section 3.04.
     Securities Act: The Securities Act of 1933, as amended from time to time.
     Subscription Form: The Subscription Form annexed hereto.
     Warrants: This Warrant and all other warrants that may be issued in substitution or replacement (in whole or in part) thereof.
     Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof.
     Warrant Shares: All shares of Common Stock and other securities issued or issuable upon exercise of any Warrant.
ARTICLE II
DURATION AND EXERCISE OF WARRANT
     Section 2.01: Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time during the Exercise Period. If this Warrant is not exercised on or prior to the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease. If this Warrant is exercised, in whole or in part, on or prior to the Expiration Date, the provisions of Articles I, VI, VII and VIII hereof shall survive the Expiration Date.
     Section 2.02: Exercise of Warrant.
          (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and either:
     (i) accompanied by payment of the full Exercise Price for each Warrant Share to be purchased; or
     (ii) specifying on the Subscription Form the election to effect a Cashless Exercise.
Upon an exercise of this Warrant pursuant to Section 2.02(a)(i), the Warrantholder shall be deemed to have purchased the number of Warrant Shares for which the Warrant is exercised as specified in the Subscription Form. Upon an exercise of this Warrant pursuant to Section 2.02(a)(ii), the Warrantholder shall be deemed to have purchased the number of Warrant Shares equal to the product of (i) the number of shares as to which this Warrant is being exercised multiplied by (ii) a fraction, the numerator of which is the positive difference, if any, of the Per Share Market Value minus the Exercise Price then in effect, and the denominator of which is the Per Share Market Value.
          (b) Upon receipt of the documents and payment described in Section 2.02(a), the Company shall cause to be issued certificates for the total number of whole Warrant Shares purchased by the Warrantholder pursuant to such exercise in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder.

The Warrantholder shall be deemed to be the holder of record of such purchased Warrant Shares as of the close of business on the date on which delivery to the Company of all applicable documents and payment as contemplated by Section 2.02(a) is achieved, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Warrantholder. If, at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the issuance of the Warrant Shares upon exercise of this Warrant, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.
          (c) Certificates for the Warrant Shares so purchased pursuant to Section 2.02(a) shall be delivered to the Warrantholder within a reasonable time, not exceeding five (5) Business Days, after this Warrant shall have been so exercised. In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.
          (d) The Company shall pay any and all stock transfer and similar taxes that may be payable in respect of the issue of this Warrant or in respect of the issue of any Warrant Shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer of this Warrant, or the Warrant Shares, by any Warrantholder.
          (e) Notwithstanding the terms of this Section 2.02, if (i) the Warrantholder has not elected to exercise this Warrant prior to the Expiration Date and (ii) the Exercise Price is less than the Per Share Market Value upon such Expiration Date, then (unless notice to the contrary is provided by the Warrantholder), this Warrant shall be deemed automatically exercised as to the maximum number of shares of Common Stock for which this Warrant is then exercisable pursuant to the provisions of Section 2.02(a)(ii) on such Expiration Date without any action by the Warrantholder, provided that the Warrantholder shall be issued the maximum number of shares of Class A Common Stock that would allow it not to be in violation of the BHA’s rules and regulations regarding the acquisition and ownership of voting securities, with the remaining shares to be issued, if any, being shares of Class B Common Stock. The Company shall be entitled to conclusively rely on a certification by the Warrantholder as to the maximum number of shares of Class A Common Stock issuable in accordance with the preceding sentence and if, 5 business days after contacting the Warrantholder for such certification the Company has not received such certification, then the Company shall satisfy the requirements of this clause (e) by issuing solely shares of Class B Common Stock in connection with such deemed automatic exercise.
          (f) Notwithstanding anything to the contrary contained elsewhere in this Warrant, this Warrant is exercisable for shares of (i) Class B Common Stock or (ii) to the extent, and only to the extent, the Warrantholder would not after giving effect thereto be in violation of the BHA’s rules and regulations regarding the acquisition and ownership of voting securities, shares of Class A Common Stock.
     Section 2.03: Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of Warrant Shares as may be issuable from time to time upon exercise of this Warrant. All such Warrant Shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights (except for restrictions on transfer provided for herein, the restriction imposed by the legend appearing at the top of Page 1 of this Warrant, liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of this Warrant and taxes in respect of any transfer occurring contemporaneously therewith).
     Section 2.04: Fractional Shares. Upon any exercise of this Warrant, the Company shall not be required to issue stock certificates representing a fraction of a Warrant Share, but may make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not to make such a cash payment, or is unable to make such cash payment, the Warrantholder shall be entitled to receive, in lieu of the final fraction of a share, one whole Warrant Share.
ARTICLE III
ADJUSTMENT OF WARRANT SHARES AND EXERCISE PRICE UPON
CERTAIN EVENTS
     Section 3.01: Preservation of Rights in Certain Transactions. In case of (a) any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or a combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), (b) any payment of a dividend to holders of Common Stock of capital stock of the Company other than Common Stock, (c) any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and said merger does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the classes issuable upon exercise of this Warrant) or (d) any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety (each such action being referred to herein as a “Reorganization”), the Company shall, as a condition precedent to consummating each such Reorganization, execute, and cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter to receive, upon payment of the Exercise Price in effect immediately prior to such Reorganization, in lieu of each Warrant Share issuable upon exercise of this Warrant, the kind and amount of shares and other securities, cash and property that such Warrantholder would have owned or been entitled to receive upon consummation of such Reorganization in respect of a Warrant Share if it had been outstanding immediately prior to such Reorganization. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided to such shares of stock and other securities and property prior to such transaction by the Company. The provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.
     Section 3.02: Common Stock Dividends; Common Stock Splits; Reverse Common Stock Splits. If the Company, at any time while this Warrant is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide or split outstanding shares of Common Stock into a larger number of shares, or (c) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case (i) the Exercise Price thereafter shall be equal to the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event and (ii) the number of Warrant Shares thereafter issuable upon exercise of this Warrant shall be equal to the product of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such event multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event. Any adjustment made pursuant to this Section 3.02 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, split or combination. If any dividend or distribution which resulted in an adjustment in the Exercise Price and issuable Warrant Shares pursuant to this Section 3.02 is declared but not so paid or made, the Exercise Price and issuable Warrant Shares shall, immediately upon the determination by the Board of Directors of the Company not to pay such dividend or distribution, be recomputed to the Exercise Price and issuable Warrant Shares that would have been in effect if such dividend or distribution had not been declared.
     Section 3.03: Rights; Options; Warrants; Convertible Securities.
          (a) Subject to Section 3.04, if the Company, at any time while this Warrant is outstanding, shall issue rights, options, warrants or convertible securities to any Person entitling the holder thereof, upon the exercise or conversion thereof, to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value as of the date of such issuance, then in each such case (a) the Exercise Price after the record date fixed for determination of stockholders entitled to receive such issuance (or, if no record date is used, after the date of issuance of such rights, options, warrants or convertible securities) shall be equal to the product of the Exercise Price in effect immediately prior to such record date (or issuance date, as applicable) multiplied by a fraction (which shall not be greater than one (1)), the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on such record date plus the number of shares of Common Stock that the Aggregate Offering Price (as defined below) of the shares offered for subscription or purchase pursuant to such rights, options, warrants or convertible securities would purchase at a per share price equal to such Per Share Market Value, and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on such record date plus the number of additional shares of Common Stock offered for such subscription or purchase, and (b) the number of Warrant Shares issuable upon exercise of this Warrant after the record date fixed for determination of stockholders entitled to receive such issuance (or, if no record date is used, after the date of issuance of such rights, options, warrants or convertible securities) shall be equal to the product of the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such record date (or issuance date, as applicable) multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such record date (or issuance date, as applicable), and the denominator of which shall be the adjusted Exercise Price determined pursuant to clause (a). Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities (or, if no record date is used, after the date of issuance of such rights, options, warrants or convertible securities). Upon the expiration of any such rights, options, warrants or convertible securities without exercise or conversion thereof in full for or into Common Stock, the issuance of which resulted in an adjustment in the Exercise Price and issuable Warrant Shares pursuant to this Section 3.03, the Exercise Price and issuable Warrant Shares shall immediately upon such expiration be recomputed to the Exercise Price that would have been in effect had the adjustment of the Exercise Price and issuable Warrant Shares made upon the issuance of such rights, options, warrants or convertible securities been made on the basis of (i) the number of shares of Common Stock actually purchased upon the exercise or conversion thereof and (ii) the Aggregate Offering Price actually received by the Company in respect of only the rights, options, warrants or convertible securities actually exercised or converted for which shares of Common Stock were actually issued by the Company.
          (b) “Aggregate Offering Price” shall mean, in respect of any right, option, warrant or convertible security issued by the Company, the sum of (i) the consideration received by the Company for the issuance of such right, option, warrant or convertible security plus (ii) the minimum consideration payable to the Company upon exercise or conversion in full of such right, option, warrant or convertible security (excluding the forfeiture of such convertible security) for the issuance of the underlying shares of Common Stock.
          (c) Any sale by the Company of, and any agreement by the Company to sell, shares of Common Stock to any Person at a price per share less than the Per Share Market Value as of the date of such sale or agreement (as applicable) shall be deemed to be an issuance by the Company of a right to purchase such shares that has been exercised in full and shall be subject to the adjustment provisions of Section 3.03(a).
          (d) Any reduction in the exercise or conversion price per share of Common Stock under any outstanding right, option, warrant or convertible security shall be deemed an expiration without exercise or conversion of such outstanding right, option, warrant or convertible security and a new issuance by the Company of such right, option, warrant or convertible security at the reduced exercise or conversion price per share of Common Stock.
     Section 3.04: Stockholder Rights Plan. Notwithstanding Section 3.03, in the event that the Company shall distribute “poison pill” rights pursuant to a “poison pill” stockholder rights plan (the “Rights”), the Company shall, in lieu of making any adjustment pursuant to this Article III, make proper provision so that each Warrantholder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (a) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the “Rights Distribution Date”), the number of Rights to which a holder at the time of such exercise of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such Warrant exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights (assuming such shares had been outstanding at the record date for the distribution of the Rights); and (b) if such exercise occurs after the Rights Distribution Date, the number of Rights to which a holder on the Rights Distribution Date of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such Warrant exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights (assuming such shares had been outstanding at the record date for the distribution of the Rights), and in each case subject to the terms and conditions of the Rights.
     Section 3.05: Implementation and Rounding. No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% of the Exercise Price. If the adjustment is not made because the adjustment does not change the Exercise Price by at least 1%, then the adjustment that is not made shall be carried forward and taken into account in any future adjustment. All calculations under this Article III shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.
     Section 3.06: Exceptions to Adjustment. Notwithstanding any other Section of this Article III, no adjustment in the Exercise Price or issuable Warrant Shares shall be made for (a) the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s securities and the investment of additional optional amounts in shares of Common Stock under any plan; (b) the issuance of any shares of Common Stock, restricted stock units or options or rights (including stockholder appreciation rights) to purchase such shares pursuant to any of the Company’s present or future employee, director, or consultant benefit plans, or employee agreements, arrangements or programs; (c) the issuance of any shares of Common Stock pursuant to any option, warrant or right, or exercisable, exchangeable or convertible security outstanding as of the Effective Date; or (d) a change in the par value of Common Stock.
ARTICLE IV
NOTICES TO WARRANTHOLDER
     Section 4.01: Notice of Events. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrant, any of the following events shall occur:
          (a) the Company shall authorize the payment of any dividend upon shares of Common Stock payable in any securities or authorize the making of any distribution to all holders of Common Stock;
          (b) the Company shall authorize the issuance of any additional shares of Common Stock or of rights, options or warrants to subscribe for or purchase Common Stock (other than pursuant to bona fide employee benefit plans);
          (c) the Company shall authorize or engage in a dissolution, liquidation or winding up of the affairs of the Company;
          (d) the Company shall authorize or engage in a Reorganization.
          (e) there shall have occurred an event that, pursuant to the terms of this Warrant, requires an adjustment to this Warrant or otherwise affects the Common Stock.
     Such notice shall be given to the Warrantholder (i) at least ten (10) Business Days prior to the earliest of (i) the record date for the determination of stockholders entitled to vote on such event, (ii) the record date for the determination of stockholders entitled to such dividend, distribution or subscription rights or (iii) the effective date of such event. Such notice shall specify any such record date.
     Section 4.02: Notice of Adjustment. Whenever the Exercise Price or issuable Warrant Shares are adjusted pursuant to Article III, the Company shall promptly deliver to the Warrantholder a notice setting forth the Exercise Price and issuable Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
ARTICLE V
SPLIT-UP, COMBINATION, EXCHANGE, TRANSFER AND REPLACEMENT
OF WARRANTS
     Section 5.01: Split-Up, Combination, Exchange and Transfer of Warrants. This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange Warrants, he or it shall make such request in writing delivered to the Company and shall surrender to the Company any Warrants to be so split up, combined or exchanged. Upon any such surrender for a split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination or exchange of Warrants.
     Section 5.02: Transfer. This Warrant may be assigned, in whole or in part as to a specified number of Warrant Shares issuable hereunder, without the consent of the Company subject to compliance with the provisions of the Securities Act and the rules and regulations promulgated thereunder.
     Section 5.03: Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, subject to such reasonable terms as to indemnity or otherwise as it may request, issue a new Warrant of like denomination and tenor as and in substitution for this Warrant.
ARTICLE VI
REGISTRATION RIGHTS
     Section 6.01: Registration Rights. The Warrant Shares shall have registration rights to the same extent as the registration rights provided to the shares of Common Stock that the Company shall issue pursuant to the Offering, as set forth in the Registration Rights Agreement to be entered into by the Company and FBR Capital Markets & Co., a Delaware corporation, on or about the Effective Date.
ARTICLE VII
REPRESENTATIONS AND WARRANTIES
     Section 7.01: Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrantholder as follows:
          (a) The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to the Warrantholder of the Warrant Shares, (i) have been duly authorized by all necessary corporate action on the part of the Company, its Board of Directors and stockholders, (ii) do not conflict with or violate the Company’s

Articles of Incorporation or Bylaws, (iii) do not contravene any law or governmental rule, regulation or order applicable to it and (iv) do not contravene any provision of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, contract or other instrument or agreement to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject.
          (b) This Warrant constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally.
     Section 7.02: Representations and Warranties of the Warrantholder. The Warrantholder hereby represents and warrants to the Company as follows:
          (a) Purchase for Own Account. This Warrant will be acquired for investment for the Warrantholder’s account, not as nominee or agent, and not with a view to sale or distribution in violation of applicable federal and state securities laws. The Warrantholder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares. The Warrantholder represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any Warrant Shares.
          (b) Shares not Registered. The Warrantholder understands that the Warrant Shares at the time of issuance may not be registered under the Securities Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt under the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the Warrantholders’ representations set forth herein. The Warrantholder acknowledges that the Warrant Shares may not be offered sold, transferred, hypothecated or otherwise assigned except (i) pursuant to a registration statement with respect to the Warrant Shares that is effective under the Securities Act or pursuant to an available exemption from registration under the Securities Act relating to the disposition of the Warrant Shares and (ii) in accordance with applicable state securities laws.
          (c) Investment Experience. The Warrantholder understands that the ownership of this Warrant and the Warrant Shares involves substantial risk. The Warrantholder (i) has sufficient knowledge and experience in financial and business affairs that it can evaluate the risks and merits of its investment in this Warrant and the Warrant Shares and (ii) can bear the economic risk of such Warrantholder’s investment in this Warrant and the Warrant Shares. The Warrantholder acknowledges that it has asked questions of, and received answers from, the Company and obtained such information as it deems relevant to making an investment decision with respect to this Warrant and the Warrant Shares.
          (d) Accredited Investor. The Warrantholder is an “accredited investor” as such term is defined in Regulation D under the Securities Act.

ARTICLE VIII
OTHER MATTERS
     Section 8.01: Amendments and Waivers. The provisions of this Warrant, including without limitation the provisions of this sentence, and all rights hereunder may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (a) a majority of the independent and disinterested members of the Board of Directors of the Company and (b) the Warrantholder.
     Section 8.02: Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws (and not the laws pertaining to conflicts or choice of law) of the State of New York. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and Federal courts sitting in the City of New York, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABL Y WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.
     Section 8.03: Severability. In the event that anyone or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     Section 8.04: Attorneys’ Fees. In any action or proceeding brought to enforce any provisions of this Warrant, or where any provisions hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys’ fees and disbursements in addition to its costs and expenses and any other available remedy.
     Section 8.05: Notice. All notices, requests, demands, directions and other communications (“Notices”) concerning this Warrant shall be in writing and shall be mailed or delivered by a nationally recognized next-day courier or delivered personally or sent by telecopier or facsimile to the applicable party at the address of such party set forth below. When mailed, each such Notice shall be sent by first class, certified mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the fifth Business Day after it has been deposited in the mail. When delivered by a nationally recognized next-day courier, each such Notice shall be sent utilizing a next-day service, and shall be effective on the first Business Day after it has been dispatched. When delivered personally, each such Notice shall be effective when delivered to the address for the respective party set forth herein provided that it is delivered on a Business Day and further provided that it is delivered prior to 5:00 p.m., local time of the party to whom the notice is being delivered, on that Business Day; otherwise, each such Notice shall be effective on the first Business Day occurring after the Notice is delivered. When sent by telecopier or facsimile, each such Notice shall be effective on the day on which it is sent provided that it is sent on a Business Day and further provided that it is sent prior to 5:00 p.m., local time of the party to whom the Notice is being sent, on that Business Day; otherwise, each such Notice shall be effective on the first Business Day occurring after the Notice is sent. Each such Notice shall be addressed as follows: if to the Warrantholder, addressed to it or him at:
Société Générale
189 rue d’aubervilliers
75886 Paris
CEDEX 18
FRANCE
Attention: Sonia Mcirdi, OPER/TLP/FLO/BSE
Fax: +33 1 58 98 00 68
     or, if the Warrantholder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at:
Air Lease Corporation
2000 Avenue of the Stars, Suite 600N
Los Angeles, California 90067
Attention: General Counsel
Facsimile: (310) 553-0999
with a concurrent copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071
Attention: Dhiya El-Saden, Esq.
Facsimile: (213) 229-6196
     The Company may change its address by written notice to the Warrantholder and the Warrantholder may change its or his address by written notice to the Company.
     Section 8.06: Headings and Captions; Section References. The article, section and paragraph headings and captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation of this Warrant. All references to an Article or Section include all subparts thereof.
     Section 8.07: No Rights as Stockholder. This Warrant shall not entitle the Warrantholder to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, except to the extent exercised for Warrant Shares in accordance with the terms hereof.
     Section 8.08: Survival. If this Warrant is exercised, in whole or in part, on or prior to the Expiration Date, the provisions of Articles I, VI, VII and VIII hereof shall survive the Expiration Date.

IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 4th day of June, 2010.

AIR LEASE CORPORATION
By:	/s/ Steven F. Udvar-Házy
	Name:	Steven F. Udvar-Házy
	Title:	Chairman and Chief Executive Officer

Attest:	/s/ Grant A. Levy

Secretary
Societe Generale Warrant

ASSIGNMENT
(To be executed only upon assignment of Warrant Certificate)
     For value received,                                          hereby sells, assigns and transfers unto                                          the within Warrant with respect to the number of Warrant Shares issuable upon exercise of said Warrant set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                          attorney, to transfer said Warrant on the books of the within-named Company, with full power of substitution in the premises:

Name(s) of
Assignee(s)	Address	No. of Warrant Shares

     And if said number of Warrant Shares shall not be all of the Warrant Shares issuable upon exercise of said Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares issuable upon exercise of said Warrant.
     Dated:

Note: The above signature should correspond exactly with the name of the Warrantholder.

SUBSCRIPTION FORM
(To be executed upon exercise of Warrant pursuant to Section 2.02)
CHECK ONLY BOX A OR BOX B (CAPITALIZED TERMS HAVE THE MEANINGS SET FORTH IN THE WITHIN WARRANT):
A.	☐	The undersigned IS subject to the ownership limitations under the BHA, and, before giving effect to the exercise of this Warrant and without giving effect to any adjustments under Article III of the Warrant (other than any such adjustments as to which the undersigned has been notified in accordance with Section 4.02 of the Warrant), the undersigned Beneficially Owns only shares of Class A Common Stock
(the undersigned acknowledges that (i) it will only be entitled to acquire a number of shares of the Class A Common Stock upon this exercise of the within Warrant such that, after giving effect to such acquisition, the undersigned will Beneficially Own no more than 4.99% of the outstanding shares of Class A Common Stock, and (ii) the balance of the shares being purchased hereby will consist of Class B Common Stock); AND:
                   CHECK ONLY ONE OF THE FOLLOWING:
☐	The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $ .

OR

☐	The undersigned hereby irrevocably elects to exercise the within Warrant for shares of Common Stock pursuant to a Cashless Exercise as provided for in Section 2.02(a)(ii) of said Warrant.
OR
B.	☐	The undersigned IS NOT subject to the ownership limitations under the BHA; AND:
                   CHECK ONLY ONE OF THE FOLLOWING:
☐	The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, shares of Class A Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $ .

OR

☐	The undersigned hereby irrevocably elects to exercise the within Warrant for __________ shares of Class A Common Stock pursuant to a Cashless Exercise as provided for in Section 2.02(a)(ii) of said Warrant.

SUBSCRIPTION FORM
(To be executed upon exercise of Warrant pursuant to Section 2.02)
(Continued)
     Please issue a certificate or certificates for such Common Stock in the name of:

Name:

(Please Print Name, Address and
Social Security Number)
     And if said number of Warrant Shares shall not be all of the Warrant Shares issuable upon exercise of said Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares issuable upon exercise of said Warrant, and if such balance remaining shall not be a whole number it shall be rounded up to the next higher whole number of shares.
     Dated:

Note: The above signature should correspond exactly with the name of the Warrantholder.